UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

ENDRA Life Sciences Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

ENDRA Life Sciences Inc.3600 Green Court, Suite 350

Ann Arbor, MI 48105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (734) 335-0468

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NDRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth in Item 5.03 below is hereby incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series C Preferred Stock

On September 26, 2022 the board of directors (the “Board”) of ENDRA Life Sciences Inc. (the “Company”) declared a dividend of one one-thousandth of a share of Series C Preferred Stock, par value $0.0001 per share (“Series C Preferred Stock”), for each outstanding share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and 1.359 shares of Series C Preferred Stock for each outstanding share of Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), to stockholders of record at 5:00 p.m. Eastern Time on October 7, 2022 (the “Record Date”).

General; Transferability. Shares of Series C Preferred Stock will be uncertificated and represented in book-entry form. No shares of Series C Preferred Stock may be transferred by the holder thereof except in connection with a transfer by such holder of any shares of Common Stock or Series A Preferred Stock, as applicable, held by such holder, in which case a number of (i) one one-thousandths (1/1,000ths) of a share of Series C Preferred Stock equal to the number of shares of Common Stock to be transferred by such holder or (ii) a number of shares of Series C Preferred Stock issued in respect of each share of Series A Preferred Stock to be transferred will be automatically transferred to the transferee of such shares of Common Stock or Series A Preferred Stock, as applicable.

Voting Rights. Each whole share of Series C Preferred Stock (other than any shares of Series C Preferred Stock held by a current director or a “named executive officer” (as defined in the Company’s definitive proxy statement for its most recent annual meeting of stockholders, filed with the Securities and Exchange Commission on May 2, 2022) of the Company) will entitle the holder thereof to 1,000,000 votes (and, for the avoidance of doubt, each fraction of a share of Series C Preferred Stock will have a ratable number of votes) on any proposal to adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock at a ratio specified in or determined in accordance with the terms of such amendment (the “Reverse Stock Split”) and shall not be entitled to vote on any other matter except to the extent required under the Delaware General Corporation Law (the “DGCL”). Thus, each one one-thousandth of a share of Series C Preferred Stock would entitle the holder thereof to 1,000 votes. The outstanding shares of Series C Preferred Stock will vote together with the outstanding shares of Common Stock and Series A Preferred Stock as a single class exclusively with respect to the Reverse Stock Split proposal. The Series C Preferred Stock will not be entitled to vote on any other matter, except to the extent required under the DGCL.

Dividend Rights. The holders of Series C Preferred Stock, as such, will not be entitled to receive dividends of any kind.

Liquidation Preference. The Series C Preferred Stock will rank senior to the Common Stock as to any distribution of assets upon a liquidation, dissolution or winding up of the Company, whether voluntarily or involuntarily (a “Dissolution”). Upon any Dissolution, each holder of outstanding shares of Series C Preferred Stock will be entitled to be paid out of the assets of the Company available for distribution to stockholders, prior and in preference to any distribution to the holders of Common Stock, an amount in cash equal to $0.0001 per outstanding share of Series C Preferred Stock.

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Redemption. All shares of Series C Preferred Stock that are not present in person or by proxy at any meeting of stockholders held to vote on the Reverse Stock Split as of immediately prior to the opening of the polls at such meeting (the “Initial Redemption Time”) will automatically be redeemed in whole, but not in part, by the Company at the Initial Redemption Time without further action on the part of the Company or the holder of shares of Series C Preferred Stock (the “Initial Redemption”). Any outstanding shares of Series C Preferred Stock that have not been redeemed pursuant to an Initial Redemption will be redeemed in whole, but not in part, (i) if such redemption is ordered by the Board in its sole discretion, automatically and effective on such time and date specified by the Board in its sole discretion or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Stock Split at any meeting of stockholders held for the purpose of voting on such proposal. Each share of Series C Preferred Stock redeemed in any redemption described above will be redeemed for no consideration.

The Series C Preferred Stock is not convertible into, or exchangeable for, shares of any other class or series of stock or other securities of the Company. The Series C Preferred Stock has no stated maturity and is not subject to any sinking fund. The Series C Preferred Stock is not subject to any restriction on the redemption or repurchase of shares by the Company while there is any arrearage in the payment of dividends or sinking fund installments.

The Certificate of Designation was filed with the Delaware Secretary of State and became effective on September 27, 2022. The foregoing description of the Series C Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of the Series C Preferred Stock of the Company, dated September 27, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA LIFE SCIENCES INC.

Date: September 27, 2022	By:	/s/ Francois Michelon
Francois Michelon
President and Chief Executive Officer

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